[THE AMERICAN FUNDS GROUP(R)]

CAPITAL WORLD BOND FUND

SEMI-ANNUAL REPORT
For the six months ended March 31
1999

[cover: illustration of various paper currencies entertwined in architectural columns]


[Begin Sidebar]
The fund seeks long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The total return is made up of three elements: interest income, any change in the local market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.

Capital World Bond Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.
[End Sidebar]



Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods.

                 Total              Average Annual
                 Return             Compound Return
Ten Years        +110.66%           +7.74%
Five Years       +33.56             +5.96
One Year         +1.15              -

Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of April 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.20%. The fund's distribution rate as of that date was 4.74%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, and higher transaction costs.



FELLOW SHAREHOLDERS:

The recent six-month period was marked by a significant shift in global financial markets. Late in 1998 the "flight to quality" toward U.S. Treasury securities that dominated the global bond market during the previous several months reversed course as investors regained confidence in other sectors of the market. As a result, government bond prices declined, particularly in the United States, and other sectors of the bond market saw moderate rises.

Higher government bond yields and declining prices, along with a strengthening U.S. dollar, were reflected in Capital World Bond Fund's six-month results. For the semi-annual period ended March 31, Capital World Bond Fund posted a return of just 0.1% if you reinvested your income dividends totaling 40 cents a share and the December capital gain distribution of 32.3 cents a share.

[Begin Sidebar]
INVESTMENT RESULTS AT A GLANCE

6-month total return
(10/1/98 - 3/31/99)            +0.1%

12-month total return
(4/1/98 - 3/31/99)             +6.2

Lifetime total return
(8/4/87 - 3/31/99)             +153.2

Lifetime average annual
compound return
(8/4/87 - 3/31/99)             +8.3
[End Sidebar]

The fund's total return for the six-month period was slightly better than the 0.4% loss posted by the Salomon Smith Barney World Government Bond Index, which measures major world bond markets. The Salomon Smith Barney Broad Investment-Grade Bond Index, which measures the U.S. bond market, posted a decline of 0.1%. (Both indexes are unmanaged and measure returns with interest compounded.)

The fund's modest six-month return comes on the heels of more substantial results in the prior year. The fund's total return over the 12 months ended March 31 was 6.2%, and for calendar 1998 it was 10.2% - outpacing the 1998 increase of 8.7% for the U.S. bond market index cited above.

ECONOMIC REVIEW: INVESTORS REGAIN CONFIDENCE IN THE MARKET

As we reported to you in November, uncertainties generated by the economic crises in Asia, Russia and Latin America drove investors to the relative safety of U.S., German and U.K. government bonds in the last few months of fiscal 1998. This pushed prices up, causing 10-year U.S. Treasury yields to tumble in early October to an extraordinary 4.2%, their lowest level in 30 years. In this environment, corporate bonds and higher yielding non-U.S. government bonds lagged far behind U.S. Treasuries.

In an effort to stabilize credit markets and stave off an economic slowdown here at home, the U.S. Federal Reserve Board cut short-term interest rates three times between September and November. Japan, the United Kingdom and the newly formed European Central Bank, which sets monetary policy for 11 European countries, also cut short-term rates.

These events had a positive effect on investor confidence, motivating global investors to move away from the safety of U.S. Treasury and other government securities in search of higher yielding values in other sectors. The result, particularly in the first quarter of 1999, was rising yields - and falling prices - for government bonds, while other sectors of the bond market recovered. From October through early March, yields on 10-year U.S. Treasury bonds rose from 4.2% to 5.4%, as compared with 5.7% one year ago. Typically, yields rise because of fears that inflation is looming or that the economy is overheating. This time around, it simply signaled a return from the unusually low levels of early October.

CURRENCY MOVEMENTS: A STRONG U.S. DOLLAR HURT RETURNS

Not long after the three U.S. interest rate cuts, the U.S. dollar began to gain strength against most major currencies. While a strong dollar is music to the ears of an American tourist or importer, it means lower returns for U.S.-based investors in foreign markets. One of the currencies losing value against the dollar was the euro, the new currency for the 11 countries of the European Monetary Union. The euro began to weaken shortly after its inception in January as a result of the slowdown in European economies induced by lower exports. From January through March, the euro declined 8% against the U.S. dollar.

In the Pacific Basin, the Japanese yen, which appreciated 25% against the U.S. dollar between July 1998 and mid-January 1999, lost some of its gains as the first quarter progressed. The only currencies that played a major role in enhancing the fund's bond returns in this period were the Australian and New Zealand dollars.

CHANGES IN THE FUND'S PORTFOLIO

The most significant change in the fund's holdings was in Japanese government bonds, which have increased to 7.5% of the portfolio from 3.0% in September. Some of the fund's portfolio counselors took advantage of lower prices from October to February as yields on 10-year government bonds moved from less than 1% to 2.7% amid concerns about excess supply. In mid-February, the Bank of Japan eased monetary policy by cutting short-term interest rates, triggering a bond market rally. The rally continued for the next two months with assurances of government support to the bond market from a renewed bond-buying program.

The fund increased its holdings of mortgage- and asset-backed securities slightly to 10.1% from 3.8% in September. Danish mortgage bonds, profiled in our November report, continue to provide a healthy yield advantage over government bonds in Europe. Another country featured in our last report was Greece, where the long-term investment environment continues to look promising. Our holdings in Greek bonds stand at 4.8%.

OUTLOOK

It seems likely that European economies may soon perk up. While stronger economic activity usually triggers an increase in bond yields, we anticipate that low inflation will keep European bond yields relatively stable for some time to come. We remain cautious but are nonetheless positive on the long-term outlook for Europe's developing markets, such as Poland, Greece and Hungary, despite the proximity of the latter two countries to the hostilities in Yugoslavia.

In the Pacific Basin, New Zealand and Australia are perhaps the countries offering the most promise, as we expect their economies to rebound as commodity markets benefit from improving worldwide economic conditions. Regarding Asia, our opinions remain mixed. South Korea, Thailand and Malaysia show strong signs of recovery, while the larger, weaker economies of China and Japan act as a drag on the entire region.

We have been experiencing a prolonged period of strength in the U.S. dollar, interrupted only in the second half of last year. No one knows how long this will last, but we do know from prior experience that no currency rises forever. A sizable and growing gap between levels of U.S. exports and imports is likely to keep the U.S. dollar from rising substantially. In addition, several factors that could potentially contribute to a weaker U.S. dollar include a slower U.S. economy, a decline in the U.S. stock market or a rebound in non-U.S. economies.

We would like to thank you for the trust you place in us to manage your long-term assets. As always, we will continue to monitor changing worldwide economic conditions closely. We believe that the world's constantly evolving financial landscape provides new opportunities for those who know where to look.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

May 13, 1999


IMPORTANT DIVIDEND INFORMATION

Federal tax law requires that Capital World Bond Fund adjust its income dividend by the amount of its currency gains or losses. Last year, the fund paid a dividend of 20 cents a share in all four quarters. This year, however, the fund will pay a 15-cent dividend in June since the continued strength of the U.S. dollar has resulted in losses in the fund's holdings in other currencies. The fund will also pay its following dividend (previously paid in September) in early October in order to take into account the calculation of currency gains and losses through the fund's fiscal year-end.

#Securities and currency weightings may differ due to the use of forward foreign exchange contracts by the fund. Short-term investments, cash and equivalents, receivables and payables are included in the securities weighting. *This market is not included.
+The new single currency representing 11 countries forming the European Monetary Union. In the fund, securities weightings in each country are as follows: France 0.4%; Germany 13.4%; Ireland 1.1%; Italy 1.1%; Netherlands 0.7%; Spain 1.0%; and 0.2% in U.S. corporate bonds that are denominated in euros. The 13.4% holding in German bonds includes 2.3% in bonds that continue to be denominated in German marks, as reflected on page 5.




Capital World Bond Fund
Investment Portfolio, March 31, 1999           unaudited

[begin pie chart]
Portfolio summary

Non-U.S. Governments/Agencies         42.1%
Non-U.S. Corporate Bonds              15.0%
U.S. Treasuries                       13.1%
U.S. Corporate Bonds                  12.3%
U.S. Mortgage- and Asset-
  Backed Securities                    5.7%
Non-U.S. Mortgage- and
  Asset-Backed Securities              4.4%
U.S. Government Agency Notes           2.6%
Cash and Equivalents                   4.8%

[end pie chart]

                            Capital World Bond Fund                                 Salomon Smith Barney
                            Net Assets                                              World Government
                                                                                    Bond Index

Currency of                 Securities                  Currency                    Currency
Denomination                Weighting#                  Weighting#                  Weighting
                            (before hedging)            (after hedging)
U.S. Dollars                38.0%                       39.1%                       29.6%
Euros+                      17.9                        17.5                        36.5
British Pounds              8.6                         6.6                         6.2
Japanese Yen                7.5                         7.2                         20.7
New Zealand Dollars         5.7                         5.7                         *
Danish Kroner               5.5                         5.5                         1.5
Greek Drachmas              4.8                         4.8                         *
Canadian Dollars            3.7                         5.3                         2.8
Australian Dollars          2.6                         2.9                         0.7
Norwegian Kroner            2.2                         2.3                         *
Swedish Kronor              1.5                         1.1                         1.5
Polish Zloty                1.3                         1.4                         *
Hungarian Forints           0.4                         0.4                         *
Czech Korunas               0.2                         0.1                         *
South African Rands         0.1                         0.1                         *
Swiss Francs                *                           *                           0.5
                            100.0%                      100.0%                      100.0%

#Securities and currency weightings may differ due to the use of forward foreign exchange contracts by the fund. Short-term investments, cash and equivalents, receivables and payables are included in the securities weighting.

*This market is not included.

+The new single currency representing 11 countries forming the European Monetary Union. In the fund, securities weightings in each country are as follows: France 0.4%; Germany 13.4%; Ireland 1.1%; Italy 1.1%; Netherlands 0.7%; Spain 1.0%; and 0.2% in U.S. corporate bonds that are denominated in euros. The 13.4% holding in German bonds includes 2.3% in bonds that continue to be denominated in German marks, as reflected on page 5.



                                                                                       Principal     Market Percent
                                                                                          Amount      Value  Of Net
Bonds and Notes                                                                             (000)      (000) Assets
--------------------------------------------                                              ------     ------  ------
EURO
German Government
 5.00% 2002                                                                            Euro 6,500    $ 7,435
 8.00% 2002                                                                                 6,641      8,231
 6.75% 2003                                                                                 1,023      1,248
 6.50% 2005                                                                                 9,063     11,333
 6.875% 2005                                                                                7,030      8,904   6.00%
Bayerische Vereinsbank:
 5.00% 2008                                                                                 2,000      2,276
 5.50% 2008                                                                                10,226     12,038    2.31
Treuhandanstalt:
 7.125% 2003                                                                                5,669      6,951
 7.50% 2004                                                                                 5,645      7,264    2.29
Italian Government BTPS:
 6.00% 2007                                                                                 3,744      4,585
 5.00% 2008                                                                                 2,000      2,289    1.11
Ireland (Republic of):
 6.25% 1999                                                                                 1,905      2,056
 6.25% 2004                                                                                 2,857      3,497
 6.00% 2008                                                                                   889      1,097    1.07
Spanish Government:
 6.00% 2008                                                                                 3,486      4,240
 6.15% 2013                                                                                 1,503      1,869     .99
Netherlands Government:
 5.75% 2002                                                                                 2,000      2,345
 3.75% 2009                                                                                   795        832
 5.50% 2028                                                                                   735        852     .65
Rheinische Hypothekenbank 4.25% 2008                                                        3,000      3,216     .52
French Government:
 BTNS 4.75% 2002                                                                              600        677
 OAT 5.25% 2008                                                                             1,606      1,888     .42
General Motors Acceptance Corp. 4.00% 2006                                                  1,000      1,057     .17
                                                                                                     ------  ------
                                                                                                      96,180   15.53
                                                                                                     ------  ------
GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                                                         DM22900      13,158    2.12
Telstra Corp. Ltd. 5.125% 2008                                                              2,250      1,299     .21
                                                                                                     ------  ------
                                                                                                      14,457    2.33
                                                                                                     ------  ------
BRITISH POUNDS
United Kingdom:
 8.00% 2000                                                                               L2,000       3,388
 8.50% 2005                                                                                 3,000      5,907
 7.50% 2006                                                                                   600      1,145
 5.75% 2009                                                                                 1,100      1,969    2.00
Punch Taverns:
 7.274% 2022                                                                                2,700      4,731
 7.567% 2026                                                                                3,000      5,209    1.60
Royal Bank of Scotland 8.375% 2007                                                          3,000      5,584     .90
Scottish Life Finance PLC 9.00% undated(1)                                                  2,750      4,999     .81
Halifax Building Society:
 8.75% 2006                                                                                 1,000      1,901
 11.00% 2014                                                                                1,100      2,649     .74
Lloyds TSB Group PLC 8.50% 2006                                                             2,300      4,300     .69
LCR Finance PLC:
 4.75% 2010                                                                                 2,000      3,183
 4.50% 2028                                                                                   675      1,021     .68
Bank of Ireland 9.75% 2005                                                                  2,035      3,896     .63
Land Securities PLC 9.00% 2020                                                                750      1,705     .28
NPI Finance PLC 9.625% undated                                                                750      1,376     .22
European Investment Bank 6.75% 2004                                                           250        421     .07
                                                                                                     ------  ------
                                                                                                      53,384    8.62
                                                                                                     ------  ------
JAPANESE YEN
Japanese Government:
 0.70% 2004                                                                            Yen570,000      4,717
 0.90% 2008                                                                             1,430,000     11,066
 1.50% 2008                                                                               772,000      6,347    3.57
International Bank for Reconstruction and Development:
 4.50% 2000                                                                               700,000      6,216
 4.50% 2003                                                                               319,000      3,099
 4.75% 2004                                                                               150,000      1,533    1.75
Fannie Mae 2.125% 2007                                                                    750,000      6,703    1.08
Spain (Kingdom of) 3.10% 2006                                                             250,000      2,371     .39
Hellenic Republic 2.90% 2007                                                              230,000      2,052     .33
European Investment Bank 6.750% 2001                                                      200,000      1,917     .31
Nippon Telegraph & Telephone Corp. 2.50% 2007                                              60,000        537     .09
                                                                                                     ------  ------
                                                                                                      46,558    7.52
                                                                                                     ------  ------
NEW ZEALAND DOLLARS
New Zealand Government:
 8.00% 2001                                                                             NZ$7,000       3,957
 10.00% 2002                                                                                7,500      4,549
 8.00% 2004                                                                                 6,500      3,868
 8.00% 2006                                                                                 3,000      1,832
 7.00% 2009                                                                                 1,725      1,009
 4.50%  2016(2)                                                                            17,147      8,797    3.88
Fannie Mae 7.25% 2002                                                                      12,250      6,844    1.10
Canadian Government 6.625% 2007                                                             8,500      4,592     .74
                                                                                                     ------  ------
                                                                                                      35,448    5.72
                                                                                                     ------  ------
DANISH KRONER
Nykredit: (3)
 5.00% 2029                                                                             DKr5,000         672
 6.00% 2029                                                                               114,922     16,339    2.75
Danske Kredit 6.00% 2029 (3)                                                               64,675      9,195    1.48
Denmark (Kingdom of):
 8.00% 2003                                                                                10,000      1,692
 7.00% 2004                                                                                 7,000      1,179
 7.00% 2007                                                                                15,000      2,599
 6.00% 2009                                                                                12,800      2,114    1.22
                                                                                                     ------  ------
                                                                                                      33,790    5.45
                                                                                                     ------  ------
GREEK DRACHMAS
Hellenic Republic:
 8.90% 2004                                                                           GRD600,000       2,198
 8.80% 2007                                                                             5,005,000     19,254
 8.60% 2008                                                                             1,930,000      7,485
 7.50% 2013                                                                               270,000      1,001    4.83
                                                                                                     ------  ------
                                                                                                      29,938    4.83
                                                                                                     ------  ------
CANADIAN DOLLARS
Canadian Government:
 9.75% 2001                                                                              C$4,000       2,961
 7.25% 2003                                                                                 5,750      4,129
 7.25% 2007                                                                                 8,350      6,328
 4.25% 2021(2)                                                                              1,109        743
 4.25% 2026(2)                                                                              4,721      3,162    2.80
Lindsey Morden Group Inc., Series B, 7.00% 2008(4)                                          7,000      4,547     .73
Canada Trust 6.75% 2001 (3)                                                                 1,537      1,035     .17
                                                                                                     ------  ------
                                                                                                      22,905    3.70
                                                                                                     ------  ------
AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                                                   A$9,000       5,918     .96
New South Wales Treasury Corp:
 7.00% 2004                                                                                 3,000      2,033
 8.00% 2008                                                                                 2,700      1,978     .65
Australian Government:
 10.00% 2002                                                                                  550        405
 7.50% 2005                                                                                 3,000      2,130
 10.00% 2006                                                                                1,000        804     .54
Statens Bostadfinansier 6.50% 2000                                                          2,800      1,819     .29
South Australian Government Financing Authority 11.25% 2001                                 1,500      1,083     .17
                                                                                                     ------  ------
                                                                                                      16,170    2.61
                                                                                                     ------  ------
NORWEGIAN KRONER
Norwegian Government:
 6.75% 2007                                                                            NOK88,000      12,719
 5.50% 2009                                                                                 5,750        783    2.18
                                                                                                     ------  ------
                                                                                                      13,502    2.18
                                                                                                     ------  ------
SWEDISH KRONOR
AB Spintab:
 6.25% 2002                                                                            SKr32,000       4,206
 6.00% 2009                                                                                22,800      2,990    1.16
Swedish Government:
 10.25% 2000                                                                                3,500        458
 6.50% 2008                                                                                 6,500        918     .22
Stadshypotek AB 5.75% 2003                                                                  7,000        909     .15
                                                                                                     ------  ------
                                                                                                       9,481    1.53
                                                                                                     ------  ------
POLISH ZLOTY
Polish Government:
 13.00% 2001                                                                           PLZ22,250       5,707
 12.00% 2003                                                                               10,000      2,653    1.35
                                                                                                     ------  ------
                                                                                                       8,360    1.35
                                                                                                     ------  ------
HUNGARIAN FORINTS
Hungary Government 13.00% 2003                                                        HUF650,000       2,749     .44
                                                                                                     ------  ------
CZECH KORUNAS
Czech Republic 10.90% 2003                                                             CZK30,000         941     .15
                                                                                                     ------  ------
SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                                                  ZAR2,350         343     .06
                                                                                                     ------  ------
U.S. DOLLARS
U.S. Treasury Obligations:
 6.375% 2000-2027                                                                      US$16,750      17,443
 6.75% 2000                                                                                 2,900      2,954
 6.625% 2001-2002                                                                             550        570
 6.625% March 2002                                                                              0          0
 6.375% August 2002                                                                             0          0
 5.875% 2002                                                                                  250        256
 5.50% 2003                                                                                 3,000      3,031
 5.75% 2003                                                                                   520        531
 7.875% 2004                                                                               10,750     12,077
 11.625% 2004                                                                               4,750      6,174
 6.50% 2005                                                                                 3,000      3,178
 6.50% August 2005                                                                              0          0
 6.875% 2006                                                                                1,500      1,628
 7.00% 2006                                                                                   860        941
 3.375% 2007(2)                                                                             1,317      1,268
 6.125% 2007                                                                                5,120      5,360
 6.25% 2007                                                                                 9,850     10,365
 5.625% 2008                                                                                7,600      7,737
 10.375% 2009                                                                                 715        881
 7.50% 2016                                                                                 1,000      1,174
 8.125% 2019                                                                                  500        630
 6.375% August 2027                                                                             0          0
 3.625% 2028(2)                                                                             5,231      5,012   13.11
Government National Mortgage Assn.:(3)
 9.00% 2020-2024                                                                             1262       1353
 8.50% 2021-2028                                                                             2365       2499
 9.00% 2021                                                                                     0          0
 9.00% 2021                                                                                     0          0
 7.50% 2022-2023                                                                             4000       4128
 7.50% 2022                                                                                     0          0
 7.50% 2022                                                                                     0          0
 7.50% 2023                                                                                     0          0
 7.50% 2023                                                                                     0          0
 8.00% 2023                                                                                 1,836      1,913
 9.00% 2024                                                                                     0          0
 7.00% 2026-2029                                                                            2,049      2,080
 6.00% 2028                                                                                   500        486
 6.50% 2028                                                                                   500        498    2.09
 8.50% 2028                                                                                     0          0
 7.00% 2029                                                                                     0          0
Fannie Mae:
 6.00% 2008-2029                                                                            2,915      2,871
 7.00% 2028                                                                                 1,895      1,921
 6.50% 2029                                                                                 1,908      1,899    1.08
 6.00% 2029                                                                                     0          0
Airplanes Pass Through Trust, pass-through certificates, Series 1, Class C,                 5,864      5,904     .95
   8.15%  2019(3)
Komercni Finance BV 9.00%/10.75% 2008(4)                                                    7,075      5,607     .90
Korea Development Bank:
 7.125% 2001                                                                                2,000      1,968
 7.375% 2004                                                                                3,250      3,177     .83
Time Warner Inc.:
 Pass-Through Certificate, Series 1997-1, 6.10% 2001(3),(4)                                 2,500      2,519
Time Warner Companies, Inc. 6.95% 2028                                                      2,000      1,998     .73
Columbia/HCA Healthcare Corp.:
 6.125% 2000                                                                                2,000      1,948
 7.00% 2007                                                                                   900        809
 8.85% 2007                                                                                 1,000        998
 8.70% 2010                                                                                   750        730     .73
Transener SA 9.25% 2008 (4)                                                                 4,500      4,095     .66
DLJ Mortgage Acceptance Corp.:(3)
 Series 1997-CF1, Class A1A, 7.40% 2006(4)                                                  1,999      2,038
 Series 1996-CF1, Class A1A, 7.28% 2028                                                     2,001      2,050     .66
PDVSA Finance Ltd.:(4)
 7.40% 2016                                                                                 1,000        770
 7.50% 2028                                                                                 4,000      2,924     .60
Household Finance Corp. 6.40% 2008                                                          3,250      3,223     .52
Poland (Republic of) Past Due Interest Bonds:(1)
 Registered 5.00% 2014                                                                      2,000      1,856
 Bearer 5.00% 2014                                                                          1,400      1,299     .51
Associates Corp. of North America 5.85% 2001                                                3,000      3,015     .49
Peco Energy Transition Trust: (3)
 Series 1999-A, Class A6, 6.05% 2009                                                        2,000      1,987
 Series 1999-A, Class A7, 6.13% 2009                                                        1,000        988     .48
Grupo Financiero Banamex Accival, SA de CV 0% 2002 (3), (4)                                 3,327      2,965     .48
Reliance Industries Ltd.:
 8.125% 2005                                                                                1,000        932
 10.25% 2097(4)                                                                             2,500      1,934     .46
Cable & Wireless Communications PLC 6.375% 2003                                             2,750      2,770     .45
Colombia (Republic of):
 8.70% 2016                                                                                   500        413
 8.375% 2027                                                                                3,000      2,355     .45
Tenaga Nasional Berhad: (4)
 7.875% 2004                                                                                  750        700
 7.625% 2007                                                                                2,300      2,067     .45
CSFB Finance Co. Ltd., Series 1995-A, 7.142% 2005(1),(3),(4)                                1,250      1,150
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A,                        949        953     .34
   6.26% 2040 (3)
Hutchison Whampoa Finance Ltd.:(4)
 7.45% 2017                                                                                 1,500      1,289
 Series C, 7.50% 2027                                                                         900        774     .33
Skandinaviska Enskilda Banken 6.875% 2009                                                   2,000      2,026     .33
Pioneer Natural Resources Co.:
 6.50% 2008                                                                                 1,200        974
 7.20% 2028                                                                                 1,500      1,051     .33
Federal Home Loan Bank  5.125% 2003                                                         2,000      1,967     .32
Nationslink Funding Corp., Series 1999-1, Class D, 7.10% 2031 (3)                           2,000      1,963     .32
Freeport Terminal (Malta) PLC 7.25% 2028(4)                                                 2,000      1,935     .31
Samsung Electronics Co., Ltd. 7.45% 2002(4)                                                 2,000      1,907     .31
Continental Airlines, Inc., pass-through certificates, Series 1996,                         1,861      1,901     .31
   Class A, 6.94% 2015(3)
Parker & Parsley Petroleum Co. 8.25% 2007                                                   2,000      1,800     .29
Joseph E. Seagram & Sons, Inc. 7.50% 2018                                                   1,750      1,763     .28
Hyundai Semiconductor America, Inc. 8.25% 2004(4)                                           2,000      1,732     .28
Royal Caribbean Cruises Ltd. 7.25% 2006                                                     1,500      1,523     .24
Pohang Iron & Steel Co., Ltd.:
 7.125% 2004                                                                                1,000        943
 7.125% 2006                                                                                  500        459     .22
Israel Electric Corp. Ltd. 7.75% 2009 (4)                                                   1,250      1,279     .21
Svenska Handelsbanken 8.125% 2007                                                           1,075      1,187     .19
Mirage Resorts, Inc. 6.75% 2008                                                             1,200      1,164     .19
Inter-American Development Bank 8.875% 2001                                                 1,000      1,071     .17
The Price Reit, Inc. 7.50% 2006                                                             1,000      1,025     .16
Corporacion Andina de Fomento 7.75% 2004                                                    1,000      1,001     .16
Merita Bank Ltd. 6.50% 2006                                                                 1,000        998     .16
United Utilities PLC 6.25% 2005                                                             1,000        986     .16
Structured Asset Securities Corp., pass-through certificates, Series 1998-RF2,                875        932     .15
   Class A, 8.567% 2027 (1),(3),(4)
GMAC Commercial Mortgage Securities, Inc. (3)
 Series 1999-C1, Class D, 6.865% 2033                                                         500        480
 Series 1999-C1, Class E, 6.865% 2033                                                         500        445     .15
Banco General, SA 7.70% 2002(4)                                                             1,000        923     .15
J.P. Morgan & Co. Inc., Series A, 5.493% 2012(1)                                            1,000        871     .14
Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates,                   737        742     .12
   Series 1995-C2, Class A-1, 7.125% 2021(1),(3)
South Africa (Republic of) 8.50% 2017                                                         700        599     .10
Sony Corp. 6.125% 2003                                                                        500        506     .08
Telefonica de Argentina S.A. 9.125% 2008(4)                                                   500        474     .08
                                                                                                     ------  ------
                                                                                                     205,690   33.21
                                                                                                     ------  ------

Total Bonds and Notes (cost: $607,825,000)                                                           589,896   95.23
                                                                                                     ------  ------
Short-Term Securities
--------------------------------------------
Corporate Short-Term Notes
Xerox Capital (Europe) PLC:
 4.83% due 4/14/99                                                                          7,359      7,345
 4.80% due 4/27/99                                                                          4,000      3,986    1.83
Lucent Technologies Inc. 4.75% due 4/9/99                                                  10,000      9,988    1.61
General Electric Capital Corp. 5.03% due 4/1/99                                             4,170      4,169     .68
                                                                                                     ------  ------
Total Short-Term Securities (cost: $25,488,000)                                                       25,488    4.12
                                                                                                     ------  ------

Total Investment Securities (cost: $633,313,000)                                                     615,384   99.35

Excess of cash and receivables over payables                                                           4,042     .65
                                                                                                     ------  ------
Net Assets                                                                                        $ 619,426   100.00%
                                                                                                    ======= =======

(1)Coupon rate may change periodically.

(2)Index-linked bond whose principal amount moves with a government retail price index.

(3)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturites are shorter than the stated maturities.

(4)Purchased in a private placement transaction; resale may limited to qualified institutional buyers; resales to the public may require registration.

See Notes to Financial Statements


Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at March 31, 1999      (dollars in thousands)                          Unaudited

Assets:
Investment securities at market
 (cost: $633,313)                                                       $615,384
Cash                                                                         243
Receivables for--
 Sales of investments                                      $  8,372
 Sales of fund's shares                                       1,056
 Forward currency contracts - net                             1,076
 Accrued interest                                            11,947       22,451
                                                          ---------    ---------
                                                                         638,078
Liabilities:
Payables for--
 Purchases of investments                                    17,178
 Repurchases of fund's shares                                   949
 Management services                                            334
 Accrued expenses                                               191       18,652
                                                          ---------    ---------
Net Assets at March 31, 1999--
 Equivalent to $15.63 per share on
 39,622,897 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                                    $619,426
                                                                       =========

Statement of Operations
for the six months ended March 31, 1999                                Unaudited
                              (dollars in thousands)
Investment Income:
Income:
 Interest                                                                $18,373

Expenses:
 Management services fee                                   $  1,983
 Distribution expenses                                          805
 Transfer agent fee                                             278
 Reports to shareholders                                         61
 Registration statement and prospectus                           28
 Postage, stationery and supplies                                60
 Directors' fees                                                 10
 Auditing and legal fees                                         60
 Custodian fee                                                  101
 Taxes other than federal income tax                             16
 Other expenses                                                   9        3,411
                                                          ---------    ---------
 Net investment income                                                    14,962
                                                                       ---------
Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                                         12,322
Net unrealized (depreciation) appreciation on:
 Investments                                                (28,928)
 Open forward currency contracts                              2,061
                                                          ---------
  Net unrealized depreciation                                            (26,867)
                                                                       ---------
 Net realized gain and unrealized
  depreciation on investments                                            (14,545)
                                                                       ---------
Net Increase in Net Assets Resulting
 from Operations                                                         $   417
                                                                       =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                                Six         Year
                                                       months ended        ended
                                                           3/31/99*      9/30/98
                                                          ---------    ---------
Operations:
Net investment income                                       $14,962      $34,893
Net realized gain (loss) on investments                      12,322       (6,184)
Net unrealized (depreciation) appreciation
 on investments                                             (26,867)      11,051
                                                          ---------    ---------
 Net increase in net
  assets resulting from operations                              417       39,760
                                                          ---------    ---------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                        (15,398)     (32,995)
Distributions from net realized gain
 on investments                                             (12,170)     (12,122)
                                                          ---------    ---------
 Total dividends and distributions                          (27,568)     (45,117)
                                                          ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 5,360,613 and 7,109,572
 shares, respectively                                        87,440      114,147
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gains on investments:
 1,546,923 and 2,433,725 shares, respectively                24,871       38,620
Cost of shares repurchased:
 6,776,071 and 16,238,266
 shares, respectively                                      (110,302)    (260,351)
                                                          ---------    ---------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                                                2,009     (107,584)
                                                          ---------    ---------
Total Decrease in Net Assets                                (25,142)    (112,941)
Net Assets:
Beginning of period                                         644,568      757,509
                                                          ---------    ---------
End of period (including undistributed
 net investment income: $(10,795) and
 $(10,359), respectively)                                  $619,426     $644,568
                                                          =========    =========

* Unaudited
See Notes to Financial Statements

Capital World Bond Fund

Notes to Financial Statements
Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of March 31, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $17,929,000, of which $5,667,000 related to appreciated securities and $23,596,000 related to depreciated securities. During the six months ended March 31, 1999, the fund realized, on a tax basis, a net capital gain of $11,418,000 on securities transactions. Net gains related to non-U.S. currency transactions of $2,344,000 are treated as ordinary income for federal income tax purposes. IN ADDITION, THE FUND HAS RECOGNIZED, FOR TAX PURPOSES, LOSSES RELATED TO NON-U.S. CURRENCY TRANSACTIONS TOTALING $13,476,000 WHICH WERE REALIZED DURING THE PERIOD NOVEMBER 1, 1997 THROUGH SEPTEMBER 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $633,313,000 at March 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $1,983,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provided for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 1998 reducing the fees to 0.65% of the first $500 million of average net assets; 0.57% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. In addition, CRMC has agreed, effective September 1, 1998, to waive any fees in excess of what it would have received under the new fee schedule. Had such a waiver not taken place, the fee for management services would have been $2,008,000.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended March 31, 1999 distribution expenses under the Plan were $805,000. As of March 31, 1999, accrued and unpaid distribution expenses were $115,000.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $119,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $278,000.

 DEFERRED DIRECTORS' FEES -   Directors who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1999, aggregate deferred compensation and earnings thereon since the plans adoption (1993), net of any payments to directors, were $38,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $360,083,000 and $370,702,000, respectively, during the six months ended March 31, 1999.

 As of March 31, 1999, accumulated undistributed net realized gain on investments was $9,619,000 and additional paid-in capital was $638,557,000. The fund reclassified $1,140,000 from undistributed net realized gain to additional paid-in capital in the six months ended March 31, 1999.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $101,000 includes $7,000 that was paid by these credits rather than in cash.

   Net realized currency gains on interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $2,904,000 for the six months ended March 31, 1999.

  At March 31, 1999, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


Non-U.S.                           Contract Amount U.S. Valuations at 3/31/1999
Currency                                 ---------       ---------    ---------      ---------
Contracts                                                                           Unrealized
                                          Non-U.S.            U.S.       Amount (Depreciation)
                                                                                  Appreciation
---------                                ---------       ---------    ---------      ---------
Purchases:
 Australian Dollars
  expiring 9/9/1999                    A$3,000,000      $1,880,000   $1,910,000        $30,000
 Canadian Dollars
  expiring 4/13/1999 to
  7/15/1999                           C$14,526,000       9,546,000    9,633,000         87,000
 Euros
  expiring 4/12/1999 to                  8,143,000       9,066,000    8,833,000       (233,000)
  7/15/1999
 Japanese Yen
  expiring 4/6/1999 to
  6/11/1999                         Y1,215,660,000      10,438,000   10,352,000        (86,000)
 Norwegian Kroner
  expiring 9/22/1999                  NOK6,740,000         873,000      867,000         (6,000)
                                                         ---------    ---------      ---------
                                                        31,803,000   31,595,000       (208,000)
                                                         ---------    ---------      ---------
Sales:
 Czech Korunas
  expiring 4/12/1999                 CZK31,500,000         908,000     $884,000         24,000
 British Pounds
  expiring 6/2/1999 to
  7/16/1999                             L7,672,000      12,521,000   12,376,000        145,000
 Euros
  expiring 5/3/1999 to
  5/28/1999                              9,800,000      10,620,000   10,598,000         22,000
 Japanese Yen
  expiring 4/12/1999 to
  10/1/1999                         Y1,410,940,000      11,921,000   12,024,000       (103,000)
 Swedish Kronor
  expiring 6/16/1999 to
  9/22/1999                          SKr19,000,000       2,359,000    2,326,000         33,000
                                                         ---------    ---------      ---------
                                                        38,329,000   38,208,000        121,000
                                                         ---------    ---------      ---------

Forward currency contracts - net                                                      $(87,000)
                                                                                      ========

                                                                 Six months
Per-Share Data and Ratios                                             ended
                                                                  March 31, Year ended September 30
                                                                   1999 (1)        1998         1997     1996     1995    1994

Net Asset Value, Beginning of Period                                 $16.32     $16.40       $16.86   $16.81   $15.33   $16.48
                                                                      -----      -----        -----    -----    -----    -----
 Income From Investment Operations:
  Net investment income                                                $.39       $.43         $.88    $1.09    $1.09    $1.05
  Net gains or losses on securities (both
   realized and unrealized)                                            (.36)       .57         (.16)     .16     1.57    (1.14)
                                                                      -----      -----        -----    -----    -----    -----
   Total from investment operations                                     .03       1.00          .72     1.25     2.66     (.09)
                                                                      -----      -----        -----    -----    -----    -----
 Less Distributions:
  Dividends (from net investment income)                               (.40)      (.80)        (.95)   (1.08)   (1.18)    (.90)
  Dividends (from net realized non-U.S. currency gains) (2)               -          -         (.23)    (.12)       -     (.04)
  Distributions (from capital gains)                                   (.32)      (.28)           -        -        -     (.12)
                                                                      -----      -----        -----    -----    -----    -----
   Total distributions                                                 (.72)     (1.08)       (1.18)   (1.20)   (1.18)   (1.06)
                                                                      -----      -----        -----    -----    -----    -----
Net Asset Value, End of Period                                       $15.63     $16.32       $16.40   $16.86   $16.81   $15.33
                                                                       ====       ====         ====     ====     ====     ====

Total Return (3)                                                   .12% (4)       6.42%        4.38%    7.67%   18.10%  (0.62)%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                               $619       $645         $758     $811     $653     $576
 Ratio of expenses to average net assets                          0.54% (4)       1.06%        1.07%    1.09%    1.12%    1.11%
 Ratio of net income to average net assets                        2.39% (4)       5.15%        5.21%    6.07%    6.83%    6.88%
 Portfolio turnover rate                                         60.79% (4)     100.92%       79.00%   91.27%  104.96%   77.04%



(1)  Unaudited
(2)  Realized non-U.S. currency gains are
treated as ordinary income for federal
income tax purposes.
(3)  Excludes maximum sales charge of 4.75%.
(4)  Based on operations for the period
shown and, accordingly, not representative of a full year.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA WG/INS/3975
Lit. No. WBF-013-0599